SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     NOVEMBER 30, 1998
                                                    ----------------------------


                               SITEK, INCORPORATED
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             (Exact name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             33-28417                                    95-4585824
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     (Commission File Number)               (I.R.S. Employer Identification No.)


 1817 WEST 4TH STREET, TEMPE, ARIZONA                      85281
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(Address of Principal Executive Offices)                (Zip Code)


                                 (602) 921-8555
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective November 30, 1998, Gerald R. Perlstein, CPA ("Perlstein"), SITEK, Incorporated's (the "Registrant") principal independent accountant, resigned. Perlstein's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified in any manner. During the Registrant's two most recent fiscal years, and the subsequent quarters preceding Perlstein's resignation, there were no disagreements with Perlstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

(b) Effective December 1, 1998, the Registrant engaged McGladrey & Pullen, LLP ("McGladrey") as its new principal independent accountant to audit its financial statements. Registrant's Audit Committee recommended the appointment of McGladrey. During the Registrant's two most recent fiscal years, the Registrant (or someone on its behalf) did not consult with McGladrey regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) See Exhibit Index following the signature page which is incorporated herein by reference.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SITEK, Incorporated
                                        (Registrant)



Date: December 7, 1998                  By: /s/ Don M. Jackson, Jr.
                                            ------------------------------------
                                            Don Jackson, Chief Executive Officer
                                              and Chief Accounting Officer

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

                               SITEK, Incorporated
                       Exhibit Index to Report on Form 8-K
                             dated December 7, 1998


Exhibit No.
Filed Herewith                          Description
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     16                  Letter from Gerald R. Perlstein,  C.P.A. to
                         Securities Exchange Commission regarding resignation as Registrant's principal accountant.